UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2006

BEST BUY CO., INC.

(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7601 Penn Avenue South
Richfield, Minnesota		55423
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

The registrant has elected to change the record keeper for the Best Buy Retirement Savings Plan (the “Plan”). As a result of this change, there will be a blackout period in which Plan participants temporarily will be unable to: (1) direct or diversify the assets held in their Plan accounts, (2) obtain a loan under the Plan, or (3) obtain a distribution from the Plan. The blackout period is expected to commence at 2:45 p.m. Central Time on Wednesday, December 27, 2006, and is expected to end during the week ending January 6, 2007.

On December 13, 2006, the registrant transmitted a notice of the impending blackout period to the members of its Board of Directors and executive officers pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR of the Securities Exchange Act of 1934. The notice is furnished as Exhibit No. 99 to this Current Report on Form 8-K. Best Buy Co., Inc.’s Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

The information in this Current Report on Form 8-K, including Exhibit No. 99 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. Information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the registrant unless expressly incorporated by specific reference in such filing.

During the blackout period and for a period of two years after the ending date of the blackout period, a participant in the Plan, a security holder of the registrant or other interested persons may obtain information regarding the actual ending date of the blackout period. To obtain such information, without charge, and for all other inquiries regarding the blackout period, contact the Best Buy HR Support Center, 7601 Penn Avenue South, Richfield, MN 55423, or by telephone at (866) 692-2947.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following is furnished as an Exhibit to this Report.

Exhibit No.	Description of Exhibit
99

Notice of the impending blackout period to the members of the registrant’s Board of Directors and executive officers issued December 13, 2006 (furnished pursuant to Item 5.04). Any internet addresses provided in this release are for informational purposes only and are not intended to be hyperlinks.  Accordingly, no information in any of these internet addresses is included herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: December 13, 2006	By:	/s/ Susan S. Grafton
Susan S. Grafton
Vice President, Controller and Chief Accounting Officer